UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 8, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.
Other Events.

As previously reported, Fusion Connect, Inc. (“Fusion”) and its direct and indirect U.S. subsidiaries (collectively, including Fusion, the “Company”) entered into that certain Restructuring Support Agreement, dated June 3, 2019, as amended by that certain First Amendment, dated as of June 17, 2019, that certain Second Amendment, dated as of June 24, 2019, that certain Third Amendment, dated as of June 28, 2019, that certain Fourth Amendment, dated as of July 19, 2019, that certain Fifth Amendment, dated as of July 26, 2019, and as further amended, restated, supplemented, or otherwise modified from time to time (the “RSA”), and certain holders of claims under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018. On August 12, 2019, the Company entered into the sixth amendment to the RSA (the “Sixth Amendment”) to extend the deadline for the Company to secure the Bankruptcy Court’s approval of the Disclosure Statement, the Plan Solicitation Materials and the solicitation of the Plan (each term as defined in the RSA), which date is now September 10, 2019. A copy of the Sixth Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

As previously reported, the Company entered into that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, that certain Amendment No. 4, dated as of July 17, 2019, that certain Amendment No. 5, dated as of July 19, 2019, that certain Amendment No. 6, dated July 26, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of the Fusion, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On August 8, 2019, the Company entered into the seventh amendment and waiver to the DIP Credit Agreement (“Amendment No. 7”) to: (i) extend the deadlines for delivering to the administrative agent and the lenders, as applicable, the Company’s quality of earnings report and annual audited financial statements for fiscal year ended December 31, 2018, which dates are now August 16, 2019 and November 12, 2019, respectively, (ii) waive, with retroactive effect, any event of default that may have arisen from the Company’s failure to comply with the covenant relating to the delivery of the quality of earnings report and (iii) reflect that the RSA had been further amended. A copy of Amendment No. 7 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The foregoing descriptions of the Sixth Amendment and Amendment No. 7 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Sixth Amendment and Amendment No. 7, a copy of each of which is filed as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Sixth Amendment to Restructuring Support Agreement, dated August 12, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders.

99.2
Amendment No. 7 and Waiver to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated August 8, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: August 13, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel